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                                                                   EXHIBIT 10.34


                            SUBSIDIARY PLEDGE AGREEMENT
                                   (BLAYA, INC.)

     PLEDGE AGREEMENT, dated as of September 11, 1998, made by BLAYA, INC., a Delaware corporation (the "PLEDGOR"), in favor of CANADIAN IMPERIAL BANK OF COMMERCE, as agent (in such capacity, the "AGENT") for the several banks and other financial institutions (the "LENDERS") from time to time parties to the Credit Agreement, dated as of July 8, 1998 (as amended, supplemented or otherwise modified from time to time, the "CREDIT AGREEMENT"), among RADIO UNICA HOLDINGS, CORP., a Delaware corporation (the "PARENT"), RADIO UNICA CORP. (the "BORROWER"), the Lenders and the Agent.


                                 W I T N E S S E T H:
                                 - - - - - - - - - -

     WHEREAS, pursuant to the Credit Agreement, the Lenders have severally agreed to make Loans to the Borrower upon the terms and subject to the conditions set forth therein, to be evidenced by the Notes issued by the Borrower thereunder; and

     WHEREAS, the Pledgor has guaranteed the obligations of the Borrower described above pursuant to the Guarantee, dated as of September 11, 1998, executed by the Pledgor (as amended, supplemented or otherwise modified from time to time, the "GUARANTEE"); and

     WHEREAS, the Pledgor is the legal and beneficial owner of all the shares of Pledged Stock (as hereinafter defined) issued by each of the Issuers (as hereinafter defined); and

     WHEREAS, Pledgor is, or from time to time may become, the beneficiary of Pledged Promissory Notes (as hereinafter defined); and

     WHEREAS, it is a condition precedent to the obligation of the Lenders to make their respective Loans to the Borrower under the Credit Agreement that the Borrower shall have executed and delivered this Pledge Agreement to the Agent for the ratable benefit of the Lenders;

     NOW, THEREFORE, in consideration of the premises and to induce the Agent and the Lenders to enter into the Credit Agreement and the Lenders to make their respective Loans under the Credit Agreement, the Pledgor hereby agrees with the Agent, for the ratable benefit of the Lenders, as follows:

     1. DEFINED TERMS. Unless otherwise defined herein, terms defined in the Credit Agreement and used herein are used as defined therein, and the following terms shall have the following meanings:


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     "CODE" shall mean the Uniform Commercial Code from time to time in effect in the State of New York.

     "COLLATERAL" shall mean the Pledged Stock, the Pledged Promissory Notes and all Proceeds.

     "GUARANTEE OBLIGATIONS" shall mean all obligations of the Pledgor under the Guarantee including, without limitation, in respect of the Obligations (as defined in the Credit Agreement) to the extent set forth in the Guarantee.

     "ISSUERS" shall mean the collective reference to the Issuers listed on
Schedule I hereto.

     "PLEDGE AGREEMENT" shall mean this Pledge Agreement, as amended, supplemented or otherwise modified from time to time.

     "PLEDGED PROMISSORY NOTES" shall mean any now existing or future promissory note or instrument executed by a Person in favor of the Pledgor other than any intercompany notes or instrument executed by any Loan Party in favor of another Loan Party in accordance with Section 6.2(d) of the Credit Agreement.

     "PLEDGED STOCK" shall mean the shares of capital stock of the Issuers listed on Schedule I hereto, together with all stock certificates, options or rights of any nature whatsoever that may be issued or granted by the Issuers to the Borrower while this Pledge Agreement is in effect.

     "PROCEEDS" means all "proceeds" as such term is defined in Section 9-306(1) of the Code and, in any event, shall include, without limitation, all dividends or other income from the Pledged Stock, collections thereon or distributions with respect thereto.

     2. PLEDGE; GRANT OF SECURITY INTEREST. The Pledgor hereby delivers to the Agent, for the ratable benefit of the Lenders, all the Pledged Stock and the Pledged Promissory Notes endorsed as described in Section 4 below, and hereby grants to the Agent, for the ratable benefit of the Lenders, a first priority security interest in the Collateral, as collateral security for the prompt and complete payment and performance when due (whether at the stated maturity, by acceleration or otherwise) of the Guarantee Obligations.

     3. STOCK POWERS. Concurrently with the delivery to the Agent of each certificate representing one or more shares of Pledged Stock to the Agent, the Pledgor shall deliver an undated stock power covering such certificate, duly executed in blank by the Pledgor.

     4. ENDORSEMENT. Concurrently with the delivery of the Pledged Promissory Notes to the Agent, the Pledgor shall deliver an undated endorsement carrying such Pledged Promissory Notes, duly executed in blank by the Pledgor.


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     5.   REPRESENTATIONS AND WARRANTIES.  The Pledgor represents and warrants that:

     (a) the shares of Pledged Stock listed on Schedule I constitute all the issued and outstanding shares of each class of the Capital Stock of each Issuer;

     (b) all the shares of Pledged Stock have been duly and validly issued and are fully paid and nonassessable;

     (c) the Pledgor is the sole record and beneficial owner of, and has good and marketable title to, the Pledged Stock listed on Schedule I, free of any and all Liens or options in favor of, or claims of, any other Person, except the Lien created by this Pledge Agreement; and

     (d) to the extent in existence on the date hereof, the Pledgor is the sole legal and beneficial holder of the Pledged Promissory Notes free and clear of any and all Liens or options in favor of, or claims of, any other person, except the Lien created by this Pledge Agreement;

     (e) upon delivery to the Agent of the Pledged Promissory Notes and the stock certificates evidencing the Pledged Stock, the Lien granted pursuant to this Pledge Agreement will constitute a valid, perfected first priority Lien on the Collateral, enforceable as such against all creditors of the Pledgor and any Persons purporting to purchase any Collateral from the Pledgor, except as enforceability may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors' rights generally and by general equitable principles (whether enforcement is sought by proceedings in equity or at law).

     (f) The chief executive office of the Pledgor and the office where the Pledgor keeps its records concerning the Pledged Promissory Notes and all contracts relating thereto is located at 8400 N.W. 52nd Street, Suite 101, Miami, Florida 33166. The Pledgor shall not establish a new location for its chief executive office or change its name until (i) it has given to the Agent not less than 30 days' prior written notice of its intention to do so, clearly describing such new location or specifying such new name, as the case may be, and (ii) with respect to such new location or such new name, as the case may be, it shall have all action, satisfactory to the Agent, to maintain the security interest of the Agent in the Collateral intended to be granted hereby at all times fully perfected and in full force and effect.

     6. COVENANTS. The Pledgor covenants and agrees with the Agent and the Lenders that, from and after the date of this Pledge Agreement until the Guarantee Obligations are paid in full and the Commitments are terminated:

          (a) If the Pledgor shall, as a result of his ownership of the Pledged Stock, become entitled to receive or shall receive any stock certificate (including, without limitation, any certificate representing a stock dividend or a distribution in connection with any reclassification, increase or reduction of capital or any certificate issued in connection with any reorganization), option or rights, whether in addition to, in substitution of, as a conversion of, or


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in exchange for any shares of the Pledged Stock, or otherwise in respect thereof, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, duly endorsed by the Pledgor to the Agent, if required, together with an undated stock power covering such certificate duly executed in blank by the Pledgor and with, if the Agent so requests, signature guaranteed, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of the Pledged Stock upon the liquidation or dissolution of any Issuer shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations, and in case any distribution of capital shall be made on or in respect of the Pledged Stock or any property shall be distributed upon or with respect to the Pledged Stock pursuant to the recapitalization or reclassification of the capital of any Issuer or pursuant to the reorganization thereof, the property so distributed shall be delivered to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid or distributed in respect of the Pledged Stock shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the Agent, hold such money or property in trust for the Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

          (b) If the Pledgor shall become entitled to receive or shall have received any Pledged Promissory Notes, the Pledgor shall accept the same as the agent of the Agent and the Lenders, hold the same in trust for the Agent and the Lenders and deliver the same forthwith to the Agent in the exact form received, together with an undated endorsement covering such Promissory Note duly executed in blank by the Pledgor, to be held by the Agent, subject to the terms hereof, as additional collateral security for the Guarantee Obligations. Any sums paid upon or in respect of any Pledged Promissory Note upon the bankruptcy, liquidation or dissolution of any of the makers of any such Pledged Promissory Notes shall be paid over to the Agent to be held by it hereunder as additional collateral security for the Guarantee Obligations. If any sums of money or property so paid in respect of any such Pledged Promissory Notes shall be received by the Pledgor, the Pledgor shall, until such money or property is paid or delivered to the agent, hold such money or property in trust for the agent and Lenders, segregated from other funds of the Pledgor, as additional collateral security for the Guarantee Obligations.

          (c) Without the prior written consent of the Agent, the Pledgor will not (i) vote to enable, or take any other action to permit, any Issuer to issue any stock or other equity securities of any nature or to issue any other securities convertible into or granting the right to purchase or exchange for any stock or other equity securities of any nature of any Issuer, (ii) sell, assign, transfer, exchange, or otherwise dispose of, or grant any option with respect to, the Collateral, or (iii) create, incur or permit to exist any other Lien or option in favor of, or any claim of any Person with respect to, any of the Collateral, or any interest therein, except for the Lien provided for by this Pledge Agreement. The Pledgor will defend and will indemnify and hold harmless the Agent and the Lenders against the claims and demands of all Persons whomsoever with respect to any claim arising from or in connection with the right, title and interest of the Agent and the Lenders in and to the Collateral.


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          (d)  At any time and from time to time, upon the written request of the Agent, and at the sole expense of the Pledgor, the Pledgor will promptly and duly execute and deliver such further instruments and documents and take such further actions as the Agent may reasonably request for the purposes of obtaining or preserving the full benefits of this Pledge Agreement and of the rights and powers herein granted. If any amount payable under or in connection with any of the Collateral shall be or become evidenced by any promissory note, other instrument or chattel paper, such note, instrument or chattel paper shall be immediately delivered to the Agent, duly endorsed in a manner satisfactory to the Agent, to be held as Collateral pursuant to this Pledge Agreement.

          (e) The Pledgor agrees to pay, and to save the Agent and the Lenders harmless from, any and all liabilities with respect to, or resulting from any delay in paying, any and all stamps, excise, sales or other taxes which may be payable or determined to be payable with respect to any of the Collateral or in connection with any of the transactions contemplated by this Pledge Agreement.

          (f) The Pledgor agrees that within 30 days of any corporation becoming a Subsidiary (as defined in the Credit Agreement) in the case of shares of stock of such Subsidiary, it shall (i) upon the request of the Agent, deliver to the Agent all such shares owned by the Pledgor, together with appropriate undated stock powers duly executed in blank, and (ii) execute and deliver a new pledge agreement (or a supplement to this Pledge Agreement) covering such shares. Upon such delivery, such shares shall constitute a representation and warranty as of the date of such delivery that the representations and warranties contained in SECTION 5 above are true and correct on such date after giving effect to such delivery. The Pledgor shall also furnish to the Lenders such legal opinions confirming such representations and warranties as the Agent or any Lender may reasonably request, which opinions shall not be broader in scope than those with respect to this Agreement delivered to the Lenders on the Closing Date (as defined in the Credit Agreement).

          7. CASH DIVIDENDS; VOTING RIGHTS. Unless a Default shall have occurred and be continuing (or, solely with respect to dividends permitted under Section 6.7 of the Credit Agreement, an Event of Default), the Pledgor shall be permitted to RECEIVE ALL cash dividends paid to the extent permitted in the Credit Agreement, in respect of the Pledged Stock; PROVIDED that any such cash dividends received by the Pledgor during the pendency of any Default or Event of Default, as applicable, shall be promptly returned to the Issuers and any such cash dividends received during the pendency of any Event of Default or during the pendency of a Default but not returned prior to such Event of Default shall be promptly delivered to the Agent. Unless an Event of Default shall have occurred and be continuing, the Pledgor shall be permitted to exercise all voting and corporate rights with respect to the Pledged Stock; PROVIDED that no vote shall be cast or corporate right exercised or other action taken which, in the Agent's reasonable judgment, would impair the Collateral or which would be inconsistent with or result in any violation of any provision of the Credit Agreement, the Notes, the other Loan Documents or this Pledge Agreement.


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          8.   RIGHTS OF THE LENDERS AND THE AGENT. (a) If an Event of Default
shall occur and be continuing and the Agent shall give notice of its intent to exercise such rights to the Pledgor, (i) the Agent shall have the right to receive any and all cash dividends paid in respect of the Pledged Stock and make application thereof to the Guarantee Obligations in such order as the Agent may determine and (ii) all shares of the Pledged Stock shall be registered in the name of the Agent or its nominee, and the Agent or its nominee may thereafter exercise (A) all voting, corporate and other rights pertaining to such shares of the Pledged Stock at any meeting of shareholders of the Issuers or otherwise and
(B) any and all rights of conversion, exchange, subscription and any other rights, privileges or options pertaining to such shares of the Pledged Stock as if it were the absolute owner thereof (including, without limitation, the right to exchange at its discretion any and all the Pledged Stock upon the merger, consolidation, reorganization, recapitalization or other fundamental change in the corporate structure of any Issuer, or upon the exercise by the Pledgor or the Agent of any right, privilege or option pertaining to such shares of the Pledged Stock, and in connection therewith, the right to deposit and deliver any and all the Pledged Stock with any committee, depositary, transfer agent, registrar or other designated agency upon such terms and conditions as it may determine), all without liability to the Agent except to account for property actually received by it, but the Agent shall have no duty to the Pledgor to exercise any such right, privilege or option and shall not be responsible for any failure to do so or delay in so doing.

          (b) The rights of the Agent and the Lenders hereunder shall not be conditioned or contingent upon the pursuit by the Agent or any Lender of any right or remedy against the Pledgor, the Parent, the Borrower, any Issuer, any guarantor or against any other Person which may be or become liable in respect of all or any part of the Guarantee Obligations or against any collateral security therefor, guarantee therefor or right of offset with respect thereto. Neither the Agent nor any Lender shall be liable for any failure to demand, collect or realize upon all or any part of the Collateral or for any delay in doing so, nor shall the Agent be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or any other Person or to take any other action whatsoever with regard to the Collateral or any part thereof.

          9. REMEDIES. If an Event of Default shall occur and be continuing, the Agent, on behalf of the Lenders, may exercise, in addition to all other rights and remedies granted in this Pledge Agreement and in any other instrument or agreement securing, evidencing or relating to the Guarantee Obligations, all rights and remedies of a secured party under the Code. Without limiting the generality of the foregoing, the Agent, without demand of performance or other demand, presentment, protest, advertisement or notice of any kind (except any notice required by law referred to below) to or upon the Pledgor, the Parent, the Borrower, any Issuer or any other Person (all and each of which demands, defenses, advertisements and notices are hereby waived), may in such circumstances forthwith collect, receive, appropriate and realize upon the Collateral, or any part thereof, and/or may forthwith sell, assign, give option or options to purchase or otherwise dispose of and deliver the Collateral or any part thereof (or contract to do any of the foregoing), in one or more parcels at public or private sale or sales, in the over-the-counter market, at any exchange, broker's board or office of the Agent or any Lender or elsewhere upon such terms and conditions as it may deem advisable and at such prices as it may deem best, for cash or on credit or for future delivery without assumption of any credit risk.

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The Agent or any Lender shall have the right upon any such public sale or sales, and, to the extent permitted by law, upon any such private sale or sales, to purchase the whole or any part of the Collateral so sold free of any right or equity of redemption in the Pledgor, which right or equity is hereby waived or released. The Agent shall apply any Proceeds from time to time held by it and the net proceeds of any such collection, recovery, receipt, appropriation, realization or sale, after deducting all reasonable costs and expenses of every kind incurred in respect thereof or incidental to the care or safekeeping of any of the Collateral or in any way relating to the Collateral or the rights of the Agent and the Lenders hereunder, including, without limitation, reasonable attorneys' fees and disbursements of counsel to the Agent, to the payment in whole or in part of the Guarantee Obligations, in such order as the Agent may elect, and only after such application and after the payment by the Agent of any other amount required by any provision of law, including, without limitation,
Section 9-504(1)(c) of the Code, need the Agent account for the surplus, if any, to the Pledgor. To the extent permitted by applicable law, the Pledgor waives all claims, damages and demands it may acquire against the Agent or any Lender arising out of the exercise by them of any rights hereunder. If any notice of a proposed sale or other disposition of Collateral shall be required by law, such notice shall be deemed reasonable and proper if given at least 10 days before such sale or other disposition. The Pledgor shall remain liable for any deficiency if the proceeds of any sale or other disposition of Collateral are insufficient to pay the Guarantee Obligations and the fees and disbursements of any attorneys employed by the Agent or any Lender to collect such deficiency.

          10. PRIVATE SALES. (a) The Pledgor recognizes that the Agent may be unable to effect a public sale of any or all the Pledged Stock or the Pledged Promissory Notes, by reason of certain prohibitions contained in the Securities Act of 1933 (the "SECURITIES ACT") and applicable state securities laws or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers which will be obliged to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. The Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Agent shall be under no obligation to delay a sale of any of the Pledged Stock or the Pledged Promissory Notes for the period of time necessary to permit any Issuer or the Pledgor to register such securities for public sale under the Securities Act, or under applicable state securities laws, even if such Issuer or the Pledgor would agree to do so.

          (b) The Pledgor further agrees to use its reasonable best efforts to do or cause to be done all such other acts as may be necessary to make such sale or sales of all or any portion of the Pledged Stock or the Pledged Promissory Notes pursuant to this SECTION 10 valid and binding and in compliance with any and all other applicable Requirements of Law. The Pledgor further agrees that a breach of any of the covenants contained in this SECTION 10 will cause irreparable injury to the Agent and the Lenders, that the Agent and the Lenders have no adequate remedy at law in respect of such breach and, as a consequence, that each and every covenant contained in this SECTION 10 shall be specifically enforceable against the Pledgor, and the Pledgor hereby waives and agrees not to assert any defenses against an action for specific performance of such covenants except for a defense that no Event of Default has occurred under the Credit Agreement.

          11. LIMITATION ON DUTIES REGARDING COLLATERAL. The Agent's sole duty with respect to the custody, safekeeping and physical preservation of the Collateral in its possession, under Section 9-207 of the Code or otherwise, shall be to deal with it in the same manner as the Agent deals with similar securities and property for its own account. None of the Agent, the Lenders or any of their respective directors, officers, employees or agents shall be liable for failure to demand, collect or realize upon any of the Collateral or for any delay in doing so or shall be under any obligation to sell or otherwise dispose of any Collateral upon the request of the Pledgor or otherwise.

          12. FCC COMPLIANCE. Notwithstanding anything herein to the contrary, but without limiting or waiving Pledgor's obligations hereunder, the Lenders' remedies hereunder are subject to the Communications Act of 1934, as amended, and all applicable rules, regulations and policies of the FCC ("FCC Law"), and the Agent and the lenders will not take any action pursuant to this Agreement that would constitute or result in any assignment or transfer of control of any FCC authorization held by Pledgor if such assignment or transfer of control would require under then existing FCC Law the prior approval of the FCC, without first obtaining such approval of the FCC. Pledgor agrees to take any action which the Agent may reasonably request in order to cause the Agent (on behalf of the Lenders) to obtain and enjoy the full rights and benefits granted by this Agreement, including specifically, at the cost and expense of Pledgor, the use of its commercially reasonable best efforts to assist in obtaining approval of the FCC or Governmental Authority for an action or transaction contemplated by this Agreement which are then required by law, and specifically, without limitation, upon request upon and during the continuance of an Event of Default, to prepare, sign and file (or cause to be filed) with the FCC or other Governmental Authority the assignor's, transferor's or controlling person's portion of any application or applications for consent to (i) the assignment of any FCC license or transfer or control thereof, (ii) any sale or sales of property constituting any Collateral by the Agent or on behalf of the Lenders, or (iii) any assumption by the Agent, the Lenders or their designees of voting rights or management rights in property constituting any Collateral effected in accordance with the terms of this Agreement or any other Loan Document.

          13. POWERS COUPLED WITH AN INTEREST. All authorizations and agencies herein contained with respect to the Collateral are irrevocable and powers coupled with an interest.

          14. SEVERABILITY. Any provision of this Pledge Agreement which is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

          15. SECTION HEADINGS. The Section headings used in this Pledge Agreement are for convenience of reference only and are not to affect the construction hereof or be taken into consideration in the interpretation hereof.


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          16.  NO WAIVER; CUMULATIVE REMEDIES.  Neither the Agent nor any Lender
shall by any act (except by a written instrument pursuant to SECTION 17 hereof) be deemed to have waived any right or remedy hereunder or to have acquiesced in any Default or Event of Default or in any breach of any of the terms and conditions hereof. No failure to exercise, nor any delay in exercising, on the part of the Agent or any Lender, any right, power or privilege hereunder shall operate as a waiver thereof. No single or partial exercise of any right, power or privilege hereunder shall preclude any other or further exercise thereof or the exercise of any other right, power or privilege. A waiver by the Agent or any Lender of any right or remedy hereunder on any one occasion shall not be construed as a bar to any right or remedy which the Agent or such Lender would otherwise have on any future occasion. The rights and remedies herein provided are cumulative, may be exercised singly or concurrently and are not exclusive of any other rights or remedies provided by law.

          17. WAIVERS AND AMENDMENTS; SUCCESSORS AND ASSIGNS; GOVERNING LAW. None of the terms or provisions of this Pledge Agreement may be amended, supplemented or otherwise modified except by a written instrument executed by the Pledgor and the Agent; PROVIDED that any provision of this Pledge Agreement may be waived by the Agent in a letter or agreement executed by the Agent or by telex or facsimile transmission from the Agent. This Pledge Agreement shall inure to the benefit of the Agent and the Lenders and their respective successors and assigns. THIS PLEDGE AGREEMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS PLEDGE AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO THE PRINCIPLES OF CONFLICT OF LAWS THEREOF OTHER THAN SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK.

          18. NOTICES. Notices may be given by mail, by telex or by facsimile transmission, addressed or transmitted to the Person to which it is being given at such Person's address or transmission number set forth in the Credit Agreement or the Guarantee, as the case may be and shall be effective (a) in the case of mail, three days after deposit in the postal system, first class postage pre-paid, and (b) in the case of telex or facsimile notices, when sent. The Pledgor and the Issuers may change their respective addresses and transmission numbers by written notice to the Agent.

          19. IRREVOCABLE AUTHORIZATION AND INSTRUCTION TO ISSUERS. The Pledgor hereby authorizes and instructs each Issuer to comply with any instruction received by it from the Agent in writing that (a) states that an Event of Default has occurred and (b) is otherwise in accordance with the terms of this Pledge Agreement, without any other or further instructions from the Pledgor, and the Pledgor agrees that the Issuers shall be fully protected in so complying.

          20. AUTHORITY OF AGENT. The Pledgor acknowledges that the rights and responsibilities of the Agent under this Pledge Agreement with respect to any action taken by the Agent or the exercise or non-exercise by the Agent of any option, voting right, request, judgment or other right or remedy provided for herein or resulting or arising out of this Pledge Agreement shall, as between the Agent and the Lenders, be governed by the Credit Agreement and by such other agreements with respect thereto as may exist from time to time among them, but, as between the Agent and the Pledgor, the Agent shall be conclusively presumed to be acting as agent for the Lenders with full and valid authority so to act or refrain from acting, and neither the Pledgor nor any Issuer shall be under any obligation, or entitlement, to make any inquiry respecting such authority.

          21. TERMINATION; RELEASE. Upon the repayment of all the Obligations in full and the termination of the Commitment, this Pledge Agreement shall terminate, and the Agent, at the request of and expense of the Pledgor, will promptly execute and deliver to the Pledgor the proper instruments (including Uniform Commercial Code termination statements on form UCC-2) acknowledging the termination of this Pledge Agreement, and will duly assign, transfer and deliver to the Pledgor (without recourse and without any representation or warranty of any kind) such of the Collateral as may be in the possession of the Agent and has not theretofore been disposed of or otherwise applied or released. In addition, upon payment in full of a Pledged Promissory Note by the maker thereof, upon request of the Pledgor and after receipt by the Agent in its sole discretion, the Agent will return such Pledged Promissory Note to the Pledgor for further delivery to such maker.

          22. COUNTERPARTS. This Pledge Agreement may be executed in counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

          IN WITNESS WHEREOF, the undersigned have caused this Pledge Agreement to be duly executed and delivered as of the date first above written.



                                        BLAYA, INC.

                                        By  /s/ Steven E. Dawson
                                           ------------------------------
                                          Name:  Steven E. Dawson
                                          Title: Chief Financial Officer


                                        CANADIAN IMPERIAL BANK OF
                                        COMMERCE, as Agent



                                        By  /s/ Harold Birk
                                           ------------------------------
                                          Name:  Harold Birk
                                          Title: EXECUTIVE DIRECTOR
                                                CIBC Oppenheimer Corp., AS AGENT

                              ACKNOWLEDGMENT AND CONSENT


          RADIO UNICA OF HOUSTON LICENSE CORP., a Delaware corporation (the "COMPANY"), one of the Issuers referred to in the foregoing Pledge Agreement, hereby acknowledges receipt of a copy thereof, agrees to be bound thereby and to comply with the terms thereof insofar as such terms are applicable to it. The Company agrees to notify the Agent promptly in writing of the occurrence of any of the events described in SECTION 6(a) of the Pledge Agreement. The Company further agrees that the terms of SECTION 10(b) of the Pledge Agreement shall apply to it, MUTATIS MUTANDIS, with respect to all actions that may be required of it under or pursuant to or arising out of SECTION 10 of the Pledge Agreement.


                                   RADIO UNICA OF HOUSTON LICENSE CORP.


                                   By: /s/ Steven E. Dawson
                                      -----------------------------
                                      Name:  Steven E. Dawson
                                      Title: Chief Financial Officer

                                                                      SCHEDULE 1
                                                                PLEDGE AGREEMENT


                             DESCRIPTION OF PLEDGED STOCK



        Issuer           Class of Stock   Stock Certificate No.   No. of Shares
        ------           --------------   ---------------------   -------------

Radio Unica of Houston    Common Stock              1                  100
License Corp.